Exhibit 10.3
                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (the "Agreement") made this 2nd day of November, 2001 (the "Effective Date"), by and between, Oscar Private Equity Investments, L.P. , as purchaser ("Oscar") and Ambient Corporation ("Ambient" or the "Company").

                               W I T N E S S E T H

      WHEREAS, the Company and Oscar entered into a certain Subscription Agreement, dated June 15, 2001 (hereinafter, the "Stock Purchase Agreement") whereby Oscar purchased 750,000 shares (the "Oscar Shares") of the Company's Common Stock, par value $0.001 (the "Common Stock") and, in connection therewith, the Company issued to Tabay an affiliate of Oscar, as a finder fee, under a certain Finders Agreement between the Company and Oscar, dated as of June 15, 2001 (the "Finders Agreement"), an additional 250,000 shares of Common Stock (collectively with the Oscar Shares, the "Prior Issued Shares");

      WHEREAS, subsequent thereto, the Company and Oscar held discussions in August-September 2001 (the "Consulting Agreement Negotiations") respecting the establishment of a consulting arrangement between them pursuant to which Oscar undertook to provide, inter-alia, on-going consulting services to the Company and the Company undertook, inter-alia, to issue a certain number of additional shares of Common Stock in consideration for such services;

      WHEREAS, certain disputes arose between Oscar and the Company relating to the conclusion of a legally binding agreement reflecting the subject matter of the Consulting Agreement Negotiations;

      WHEREAS, Oscar and Ambient desire to settle any and all differences between them arising from that Consulting Agreement Negotiations and to establish certain obligations of the parties under the Stock Purchase Agreement and certain understandings reached in connection with the Consulting Agreement Negotiations, all on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the terms and conditions hereafter set forth the adequacy and sufficiency of which are hereby acknowledged, the parties agree hereafter as follows:

1.    Subscription & Issuance. In consideration of the releases contained in
Section 2 hereunder, Ambient hereby issues to Oscar, and Oscar hereby accepts such issuance, 650,000 shares of Common Stock (the "Purchased Shares").

2.    Releases.

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      (a) Releases of Oscar and Tabay. In consideration for the undertakings of the Company contained herein, including without limitation, the issuance to Oscar of the Purchased Shares and the execution and delivery of that certain Registration Rights Agreement (as defined below) by and between the Company and Oscar and TABAY Holdings, LLC ("Tabay"), (i) each of Oscar and Tabay hereby waives and releases the Company and each of its respective officers, directors, employees, shareholders, agents, successors, and assigns from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, including, without limitation, any claims arising out of the Consulting Agreement Negotiations or any written instrument which presumably reflects any understandings or agreements purportedly reached therein or the Stock Purchase Agreement or the Finders Agreement and (ii) each of Oscar and Tabay respectively, hereby waive all right under any and all provisions of the Stock Purchase Agreement and the Finders Agreement, respecting the registration of the Prior Issued Shares, provided that such waivers and releases shall be valid and enforceable against Oscar and Tabay only so long as the Company materially complies with each and every obligation that it has under each of (a) this Agreement and (b) the Registration Rights Agreement.

      (b) Releases of the Company. In consideration for the undertakings of by Oscar and Tabay contained herein (i) the Company hereby waives and releases each of Oscar and Tabay and each of its respective officers, directors, employees, shareholders, members, partners, agents, successors, and assigns from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, arising out of the Consulting Agreement Negotiations or any written instrument which presumably reflects any understandings or agreements purportedly reached therein, except that the foregoing release shall not relate to any claim or obligation of Oscar and/or Tabay which may arise under this Agreement or the Registration Rights Agreement.

3.    Registration Rights Agreement.

            In partial consideration for the execution and delivery of this Agreement by Oscar and Tabay, Ambient shall enter into the Registration Rights Agreement with Oscar and Tabay, substantially in the form of Registration Rights Agreement attached hereto as Exhibit A.

4.    Representations and Warranties of the Company.

      The Company hereby makes the following representations and warranties to each of Oscar and Tabay:

      4.1 Due Authorization, Execution and Delivery. All requisite corporate action on the part of the Company necessary for the authorization, execution and delivery of each of this Agreement, the Registration Rights Agreement, the issuance of the

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Purchased Shares, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the delivery of executed copies hereof and thereof and no further consent or authorization of the Company or its Board of Directors or stockholders with respect to such matters and actions is required. Each of this Agreement and the Registration Rights Agreement, upon due execution and delivery by the Company, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      4.2 The Purchased Shares. Upon issuance and delivery, the Purchased Shares will be duly and validly issued, fully paid and nonassessable, and Oscar shall have good and marketable title to such securities, free and clear of any liens, pledges, encumbrances, taxes, charges or restrictions of any kind placed thereon by the Company.

      4.3 Commission Documents, Financial Statements. Since January 1, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). As of their respective dates, the Form 10-KSB and the Form 10-QSBs filed by the Company with the Commission complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Form 10-KSB nor any of the Form 10-QSBs contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      4.4 Securities Law Matters. Based in part upon the representations herein of Oscar set forth herein, the Company has complied and will comply with all applicable federal and state securities laws, including without limitation, the Securities Act of 1933,

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as amended (the "Securities Act"), in connection with the offer, issuance and sale of the Purchased Shares.

      4.5 Disclosure. No representation, warranty or statement by the Company in this Agreement or the Registration Rights Agreement, contained, as of their respective dates, or now contains, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made, not misleading.

5.    Representations of Oscar.

      Oscar makes the following representations and warranties to the Company:

      5.1 Accredited Investor. Oscar is an "accredited investor," as defined under Regulation D of the Securities Act. To that end, Oscar has completed and signed the Investor Questionnaire attached hereto as Exhibit B.

      5.2 Not for Resale. Oscar is acquiring the Purchased Shares for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

6.    Lock-Up

      In consideration of the Company's undertakings hereunder, so long as the Company has performed and continues to perform each and every of its obligations under each of this Agreement and the Registration Rights Agreement, each of Oscar and Tabay agree that from the Effective Date through June 15, 2002, it will not to sell or otherwise transfer any of the Prior Issued Shares or the Purchased Shares, except to any affiliate controlled by either such party or with which it is under common control, whereupon the Company shall be notified in writing of such transfer.

7.    Miscellaneous.

            (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous understanding or agreement, written or verbal, among the parties with respect to the subject matter hereof.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not

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be given, unless the same shall be in writing and signed by the Company and each of Oscar and Tabay.

            (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

            (e) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      IN WITNESS WHEREOF, Oscar executes this Subscription Agreement as of November 2, 2001.

                     Oscar Private Equity Investments, L.P.


                     By: /s/ Timothy F. Sylvester
                        -------------------------------------
                                       Title:

The undersigned hereby agrees to the terms contained herein specifically applying to it.

TABAY Holdings, LLC


By: /s/ Timothy F. Sylvester            November 2, 2001
   --------------------------------     ----------------------------------------
Title:                                  Date

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ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription and all duties and obligations attendant thereto is hereby accepted by Ambient Corporation this 2nd day of November 2001, with respect to the Purchased Shares.


Ambient Corporation


/s/ John J. Joyce

Title: Chief Executive Officer                November 2, 2001